Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Dividend Capital Total Realty Trust Inc.

We hereby consent to the incorporation by reference of our report in the Registration Statement on Form S-3 of Dividend Capital Total Realty Trust Inc., which is dated September 3, 2010, with respect to the statement of revenues and certain expenses for the year ended December 31, 2009, for the National Office and Industrial Portfolio Audit Properties. We further consent to the reference to our firm under the heading “Experts” in the prospectus.

/s/ Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado

September 3, 2010